UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 13, 2020

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Drive, Suite 201
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	EMAN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

 On February 13, 2020, eMagin Corporation (the “Company”) entered into an amendment (the “Amendment”) to the At The Market Offering Agreement (the “Agreement”), dated November 22, 2019, between the Company and H.C. Wainwright & Co., LLC (“Wainwright”). The Amendment modifies the Agreement to amend the aggregate offering price of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), that the Company may offer and sell through Wainwright from time to time under the Company’s at-the-market equity program (the “ATM Program”) to an amount equal to the lesser of such number of shares of the Common Stock that (a) equals the number or dollar amount of shares of Common Stock registered on the registration statement pursuant to which an offering under the ATM Program is being made, (b) equals the Company’s authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (c) equals the number or dollar amount of shares of common stock authorized by our board of directors, or (d) would cause the Company or an offering under the ATM Program to not satisfy the eligibility and transaction requirements for use of Form S-3, including, if applicable, general instruction I.B.6 of Form S-3.

This report incorporates by reference the Amendment into the shelf registration statement on Form S-3 (File No. 333-218838) previously filed with the Securities and Exchange Commission on June 20, 2017, in the form in which it became effective on July 11, 2017.  This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed herewith as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
10.1	Amendment, dated February 13, 2020, to At The Market Offering Agreement, dated November 22, 2019, between eMagin Corporation and H.C. Wainwright & Co., LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: February 13, 2020	By:	/s/ Mark A. Koch
Name: Mark A. Koch
Title: Acting Chief Financial Officer

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